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Exhibit 23.1

Consent of Independent Auditors

        We consent to the incorporation by reference in this Registration Statement filed under Rule 462(b) of Chicago Mercantile Exchange Holdings Inc. of our report dated August 30, 2002 included in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-90106) and related prospectus of Chicago Mercantile Exchange Holdings Inc. filed with the Securities and Exchange Commission.

/s/ ERNST & YOUNG LLP ERNST & YOUNG LLP

Chicago, Illinois
December 5, 2002

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  Exhibit 23.1
Consent of Independent Auditors